UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One
East Tower
Singapore		018936
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 4, 2019, the Board of Directors (the “Board”) of Wave Life Sciences Ltd. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Amy Pott, Heidi L. Wagner, JD, and Mark H. N. Corrigan, MD to serve as directors of the Company beginning on September 4, 2019, until the Company’s 2020 Annual General Meeting of Shareholders, or until his or her earlier resignation, retirement, removal or death.

The Board has determined that each of Ms. Pott, Ms. Wagner, and Dr. Corrigan is an “independent director” as defined under the listing requirements and rules of the Nasdaq Stock Market. There are no arrangements or understandings between each of Ms. Pott, Ms. Wagner, and Dr. Corrigan, respectively, and any other person pursuant to which they were appointed as a director, nor are there any transactions between each of Ms. Pott, Ms. Wagner, and Dr. Corrigan, respectively, and the Company that would be reportable under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Upon the appointments of Ms. Pott, Ms. Wagner, and Dr. Corrigan to the Board on September 4, 2019 and in accordance with the Company’s 2019 non-employee director compensation policy, the terms of which were disclosed in the Company’s proxy statement filed on June 26, 2019 and approved by the Company’s shareholders on August 15, 2019, each new director received a non-qualified share option to purchase 21,000 ordinary shares of the Company and became entitled to receive cash compensation for their Board service.

Item 8.01	Other Events.

On September 5, 2019, the Company issued a press release announcing the appointments to its Board of Directors. The information in the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Wave Life Sciences Ltd. dated September 5, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D.
President and Chief Executive Officer

Date: September 5, 2019